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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 3, 2000



                                  AVIGEN, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



      0-28272                                              13-3647119
(Commission File No.)                          (IRS Employer Identification No.)




                       1201 HARBOR BAY PARKWAY, SUITE 1000
                            ALAMEDA, CALIFORNIA 94502
              (Address of principal executive offices and zip code)




       Registrant's telephone number, including area code: (510) 748-7150

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ITEM 5. OTHER EVENTS.

Avigen made a public announcement in press release dated February 3, 2000, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.



ITEM 7. EXHIBITS.

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
  99.1    Press Release, dated as of February 3, 2000 entitled "Avigen, Inc.
          Announces Possible Public Offering."

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       AVIGEN, INC.



Dated:  February 3, 2000               By: /s/  Thomas J. Paulson
                                          -----------------------------------
                                          Thomas J. Paulson
                                          Vice President, and
                                          Chief Financial Officer

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                                INDEX TO EXHIBITS

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
  99.1    Press Release, dated as of February 3, 2000 entitled "Avigen, Inc.
          Announces Possible Public Offering."